EXHIBIT 10.2

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of March 9, 2006 between
Residential Funding Corporation, a Delaware corporation ("RFC") and Residential
Asset Mortgage Products, Inc., a Delaware corporation (the "Company").

                                    Recitals

      A.    RFC has entered into seller contracts ("Seller Contracts") with the seller/servicers.

      B.    The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts other than the
Arrearages (as defined in the Pooling and Servicing Agreement) with respect thereto.

      C.    The Company, RFC, as master servicer, and JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), are entering into a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), pursuant to which the Trust proposes to issue Mortgage Asset-Backed Pass-Through
Certificates, RAAC Series 2006-SP1 (the "Certificates") consisting of classes of senior certificates designated as Class A-1, Class A-2 and Class A-3
(collectively, the "Senior Certificates") and subordinate certificates designated as Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 Certificates
(collectively, the "Class M Certificates"), Class R-I Certificates, Class R-II
Certificates and Class SB Certificates representing beneficial ownership interests in a trust fund consisting primarily of a pool of mortgage loans identified in Exhibits F-1 and F-2 to the Pooling and Servicing Agreement (the
"Mortgage Loans").

      D.    In connection with the purchase of the Mortgage Loans, the Company will assign to or at the direction of RFC the Class R-I, Class R-II and Class SB
Certificates (collectively, the "Retained Certificates").

      E.    In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company and to assign certain of its rights under the Seller
Contracts to the Company, and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

      F.    The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

      NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

            1.    All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

            2.    Concurrently with the execution and delivery hereof, RFC
hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

Cut-off Date (other than payments of principal and interest due on the Mortgage
Loans in February 2006). In consideration of such assignment, RFC will receive from the Company, in immediately available funds, an amount equal to
$275,152,410 and the Retained Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent. A Destroyed Mortgage Note means a Mortgage
Note the original of which was permanently lost or destroyed.

      The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this
Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. However, in the event that the Mortgage Loans are held to be property of RFC, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans then it is intended that (a) this
Agreement shall also be deemed to be a security agreement within the meaning of
Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform
Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by RFC to the Company of a security interest in all of RFC's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the
Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable pursuant to the
Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage
Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party", or possession by a purchaser or a person designated by him, for purposes of perfecting the security interest pursuant to the Minnesota Uniform
Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company no less

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial
Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company, (2) any change of location of the state of formation, place of business or the chief executive office of RFC or (3) any transfer of any interest of RFC in any Mortgage Loan.

            3.    Concurrently with the execution and delivery hereof, the
Company hereby assigns to or at the direction of RFC without recourse all of its right, title and interest in and to the Retained Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

            4.    RFC represents and warrants to the Company, with respect to each Mortgage Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

                  (a)   The information set forth in the Mortgage Loan Schedule
            for such Mortgage Loan is true and correct in all material respects as of the date or dates respecting which such information is furnished;

                  (b)   Each Mortgage Loan constitutes a qualified mortgage
            under Section 860G(a)(3)(A) of the Code and Treasury Regulations
            Section 1.860G-2(a)(1);

                  (c)   Immediately prior to the conveyance of each Mortgage
            Loan to the Trustee, RFC had good title to, and was the sole owner of, such Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of such Mortgage Loan to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

                  (d)   Each Mortgage Note constitutes a legal, valid and
            binding obligation of the Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors'
            rights;

                  (e)   To the best of RFC's knowledge as of the Cut-off Date,
            and except as noted in (h) below, there is no default, breach, violation or event of acceleration existing under the terms of any
            Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the terms of any
            Mortgage Note or Mortgage, and no such default, breach, violation or event of acceleration has been waived by RFC or by any other entity involved in servicing a Mortgage Loan;

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

                  (f)   Each Mortgage Loan with a Loan-to-Value Ratio, or
            combined Loan-to-Value Ratio in the case of Mortgage Loans Secured by second liens, at origination in excess of 80% will be insured by a Primary Insurance Policy, except for 85% of the Mortgage Loans.
            The amount of this insurance covers the amount of the such Mortgage
            Loan in excess of 75%, or, with respect to approximately 0.1% of the
            Mortgage Loans, some other percentage of the value of the related
            Mortgaged Property used in determining the Loan-to-Value Ratio, or combined Loan-to-Value Ratio in the case of Mortgage Loans Secured by second liens.

                  (g)   As of the Cut-Off Date, none of the Mortgage Loans are
            30 to 59 days Delinquent in payment of principal and interest;

                  (h)   None of the Mortgage Loans is a Buy-Down Mortgage Loan;

                  (i)   To the best of RFC's knowledge, there is no delinquent
            tax or assessment lien against any related Mortgaged Property;

                  (j)   No Mortgagor has any valid right of offset, defense or
            counterclaim as to the related Mortgage Note or Mortgage, except as may be provided under the Servicemembers Civil Relief Act of 1940, as amended;

                  (k)   No Mortgage Loan provides for payments that are subject
            to reduction by withholding taxes levied by any foreign (non-United
            States) sovereign government;

                  (l)   The proceeds of each Mortgage Loan have been fully
            disbursed and (2) to the best of RFC's knowledge, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site
            improvements and as to disbursements of any escrow funds therefor
            (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the
            Mortgage Loans were paid;

                  (m)   To the best of RFC's knowledge, with respect to each
            Mortgage Loan, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy;

                  (n)   With respect to each Mortgage Loan, a policy of title
            insurance was effective as of the closing of such Mortgage Loan, is valid and binding, and remains in full force and effect, unless the related Mortgaged Property is located in the State of Iowa and an attorney's certificate has been provided;

                  (o)   Each Mortgaged Property is free of damage and in good
            repair and no notice of condemnation has been given with respect thereto. RFC knows of

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

            nothing involving any Mortgaged Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

                  (p)   Each Mortgage contains customary and enforceable
            provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the
            Mortgaged Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale or (ii) by judicial foreclosure or, if applicable, non judicial foreclosure, and to the best of
            RFC's knowledge, there is no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

                  (q)   To the best of RFC's knowledge, with respect to each
            Mortgage that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving, and except in connection with a trustee's sale after default by a Mortgagor, no fees or expenses are payable by the seller or RFC to the trustee under any Mortgage that is a deed of trust;

                  (r)   If the improvements securing a Mortgage Loan are located
            in a federal designated special flood hazard area, flood insurance in the amount required under the Program Guide covers such Mortgaged
            Property (either by coverage under the federal flood insurance program or by coverage from private insurers);

                  (s)   To the extent an appraisal was made on a Mortgage Loan,
            the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

                  (t)   Each Mortgage Loan is covered by a standard hazard
            insurance policy;

                  (u)   If any of the Mortgage Loans are secured by a leasehold
            interest, with respect to each leasehold interest: (i) the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; (ii)
            residential property in such area consisting of leasehold estates is readily marketable; (iii) the lease is recorded and no party is in any way in breach of any provision of such lease; (iv) the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty (other than with respect to any junior lien
            Mortgage Loans); and (v) the remaining term of the lease does not terminate less than ten years after the maturity date of such
            Mortgage Loan;

                  (v)   To the best of RFC's knowledge, any escrow arrangements
            established with respect to any Mortgage Loan are in compliance with all

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

            applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

                  (w)   None of the Mortgage Loans are mortgage loans that under
            applicable state or local law in effect at the time of origination of such loan are referred to as a "high-cost" or "covered" loan or any other similar designation if the law imposes greater
            restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

                  (x)   None of the Mortgage Loans are subject to the Home
            Ownership and Equity Act of 1994, referred to as the Homeownership
            Act and all of the Mortgage Loans are not subject to the
            Homeownership Act.

                  (y)   None of the proceeds of any Mortgage Loan were used to
            finance the purchase of single premium credit insurance policies;

                  (z)   No Mortgage Loan has a prepayment penalty term that
            extends beyond five years after the date of origination;

                  (aa)  None of the Mortgage Loans are subject to the
            Homeownership Act;

                  (bb)  Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws; including the Homeownership Act.

                  (cc)  No Mortgage Loan is a High Cost Loan or Covered Loan, as
            applicable (as such terms are defined in Appendix E of the Standard
            & Poor's Glossary For File Format For LEVELS(R) Version 5.6d Revised
            (attached hereto as Exhibit 1)); provided that no representation and warranty is made in this clause (y) with respect to any Mortgage
            Loan secured by property located in the located in the State of West
            Virginia, and provided further that no Qualified Substitute Mortgage
            Loan shall be a High Cost Loan or Covered Loan (as such terms are defined in Appendix E of the Standard & Poor's Glossary for File
            Format For LEVELS(R) in effect on the date of substitution), unless the Company shall have received from S&P written confirmation that the inclusion of any such Mortgage Loan will not adversely affect the then current ratings assigned to any of the Certificates by S&P;
            and

                  (dd)  To the best of RFC's knowledge, the Subservicer for each
            Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

                  (ee)  No Mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

      Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any
Mortgage Loan, without giving effect to any requirement that RFC have prior knowledge of such breach in respect of any Mortgage Loan, or upon the occurrence of a Repurchase Event as described in Section 5 below, which materially and adversely affects the interests of any holders of the Certificates or the
Company in such Mortgage Loan (notice of which shall be given to the Company by
RFC, if it discovers the same), RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or
Repurchase Event in all material respects or, except as otherwise provided in
Section 2.04 of the Pooling and Servicing Agreement, either (i) purchase such
Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a
Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and
Servicing Agreement. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this
Section 4 was the representation and warranty set forth in clause (cc) of this
Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.
Notwithstanding the foregoing, RFC shall not be required to cure breaches,
Repurchase Events or purchase or substitute for Mortgage Loans as provided above if the substance of such breach or Repurchase Event also constitutes fraud in the origination of the Mortgage Loan.

            5.    With respect to each Mortgage Loan, a repurchase event
("Repurchase Event") shall have occurred if one or both of the following occur:
(a) it is discovered that, as of the date hereof, the related Mortgage was not a valid first lien (or second lien, with respect to junior lien Mortgage Loans) on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property or (b) it is discovered that, as of the time of its origination and as of the date of execution hereof, the Mortgage Loan did not comply in all material respects with all applicable local, state and federal laws. In addition, with respect to any
Mortgage Loan listed on the attached Schedule A with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage note is materially adversely affected by the absence or defectiveness of any such document or documents, a Repurchase Event shall be deemed to have occurred and
RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

            6.    Concurrently with the execution and delivery hereof, RFC
hereby assigns to the Company, and the Company hereby assumes, all of RFC's rights and obligations under the Seller Contracts with respect to the Mortgage
Loans to be serviced under the Pooling and Servicing Agreement, other than RFC's obligations in respect of representations and warranties made by it under any
Seller Contract; provided that, notwithstanding the assignment and

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

assumption hereunder, RFC shall have the concurrent right to exercise remedies and pursue indemnification upon a breach by a Seller under any Seller Contract of any of its representations and warranties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

            7.    This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York
General Obligations Law.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

      IN WITNESS WHEREOF, the parties have entered into this Assignment and
Assumption Agreement as of the date first above written.

                                        RESIDENTIAL FUNDING CORPORATION

                                        By:_____________________________________
                                        Name: Joseph Orning
                                        Title: Associate

                                        RESIDENTIAL ASSET MORTGAGE
                                        PRODUCTS, INC.

                                        By:_____________________________________
                                        Name: Benita Bjorgo
                                        Title: Vice President

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

                                   SCHEDULE A

            Schedule of Mortgage Loans with Defective Mortgage Files

                             AVAILABLE UPON REQUEST

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

                                   SCHEDULE B

                                   [Reserved]

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

                                  SCHEDULE C-1

                                   [Reserved]

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

                                  SCHEDULE C-2

                                   [Reserved]

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

                                    EXHIBIT 1

                                                           REVISED July 11, 2005

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in
Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

----------------------------------------------------------------------------------------------------------------
                                             Name of Anti-Predatory                  Category under Applicable
      State/Jurisdiction                   Lending Law/Effective Date               Anti-Predatory Lending Law
----------------------------------------------------------------------------------------------------------------

Arkansas                       Arkansas Home Loan Protection Act, Ark. Code        High Cost Home Loan
                               Ann. SS.SS. 23-53-101 et seq.

                               Effective July 16, 2003
----------------------------------------------------------------------------------------------------------------
Cleveland Heights, OH          Ordinance No. 72-2003 (PSH), Mun. Code SS.SS.       Covered Loan
                               757.01 et seq.

                               Effective June 2, 2003
----------------------------------------------------------------------------------------------------------------
Colorado                       Consumer Equity Protection, Colo. Stat. Ann.        Covered Loan
                               SS.SS. 5-3.5-101 et seq.

                               Effective for covered loans offered or entered
                               into on or after January 1, 2003. Other
                               provisions of the Act took effect on June 7,
                               2002
----------------------------------------------------------------------------------------------------------------
Connecticut                    Connecticut Abusive Home Loan Lending Practices     High Cost Home Loan
                               Act, Conn. Gen. Stat. SS.SS. 36a-746 et seq.

                               Effective October 1, 2001
----------------------------------------------------------------------------------------------------------------
District of Columbia           Home Loan Protection Act, D.C. Code SS.SS.          Covered Loan
                               26-1151.01 et seq.

                               Effective for loans closed on or after January
                               28, 2003
----------------------------------------------------------------------------------------------------------------
Florida                        Fair Lending Act, Fla. Stat. Ann. SS.SS. 494.0078   High Cost Home Loan
                               et seq.

                               Effective October 2, 2002
----------------------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - Mar.   Georgia Fair Lending Act, Ga. Code Ann. SS.SS.      High Cost Home Loan
6, 2003)                       7-6A-1 et seq.

                               Effective October 1, 2002 - March 6, 2003
----------------------------------------------------------------------------------------------------------------
Georgia as amended (Mar. 7,    Georgia Fair Lending Act, Ga. Code Ann. SS.SS.      High Cost Home Loan
2003 - current)                7-6A-1 et seq.

                               Effective for loans closed on or after March 7,
                               2003
----------------------------------------------------------------------------------------------------------------

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

----------------------------------------------------------------------------------------------------------------
                                             Name of Anti-Predatory                  Category under Applicable
     State/Jurisdiction                    Lending Law/Effective Date               Anti-Predatory Lending Law
----------------------------------------------------------------------------------------------------------------

HOEPA Section 32               Home Ownership and Equity Protection Act of         High Cost Loan
                               1994, 15 U.S.C. SS. 1639, 12 C.F.R. SS.SS. 226.32
                               and 226.34

                               Effective October 1, 1995, amendments October
                               1, 2002
----------------------------------------------------------------------------------------------------------------
Illinois                       High Risk Home Loan Act, Ill. Comp. Stat. tit.      High Risk Home Loan
                               815, SS.SS. 137/5 et seq.

                               Effective January 1, 2004 (prior to this
                               date, regulations under Residential Mortgage
                               License Act effective from May 14, 2001)
----------------------------------------------------------------------------------------------------------------
Kansas                         Consumer Credit Code, Kan. Stat. Ann. SS.SS.        High Loan to Value Consumer
                               16a-1-101 et seq.                                   Loan (id. SS. 16a-3-207) and;
                                                                                   -----------------------------
                               Sections 16a-1-301 and 16a-3-207 became             High APR Consumer Loan (id.
                               effective April 14, 1999; Section 16a-3-308a        SS. 16a-3-308a)
                               became effective July 1, 1999
----------------------------------------------------------------------------------------------------------------
Kentucky                       2003 KY H.B. 287 - High Cost Home Loan Act, Ky.     High Cost Home Loan
                               Rev. Stat. SS.SS. 360.100 et seq.

                               Effective June 24, 2003
----------------------------------------------------------------------------------------------------------------
Maine                          Truth in Lending, Me. Rev. Stat. tit. 9-A, SS.SS.   High Rate High Fee Mortgage
                               8-101 et seq.

                               Effective September 29, 1995 and as amended
                               from time to time
----------------------------------------------------------------------------------------------------------------
Massachusetts                  Part 40 and Part 32, 209 C.M.R. SS.SS. 32.00 et     High Cost Home Loan
                               seq. and 209 C.M.R. SS.SS. 40.01 et seq.

                               Effective March 22, 2001 and amended from time
                               to time
----------------------------------------------------------------------------------------------------------------
Nevada                         Assembly Bill No. 284, Nev. Rev. Stat. SS.SS.       Home Loan
                               598D.010 et seq.

                               Effective October 1, 2003
----------------------------------------------------------------------------------------------------------------
New Jersey                     New Jersey Home Ownership Security Act of 2002,     High Cost Home Loan
                               N.J. Rev. Stat. SS.SS. 46:10B-22 et seq.

                               Effective for loans closed on or after November
                               27, 2003
----------------------------------------------------------------------------------------------------------------
New Mexico                     Home Loan Protection Act, N.M. Rev. Stat. SS.SS.    High Cost Home Loan
                               58-21A-1 et seq.

                               Effective as of January 1, 2004; Revised as of
                               February 26, 2004
----------------------------------------------------------------------------------------------------------------
New York                       N.Y. Banking Law Article 6-l                        High Cost Home Loan

                               Effective for applications made on or after
                               April 1, 2003
----------------------------------------------------------------------------------------------------------------

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

----------------------------------------------------------------------------------------------------------------
                                             Name of Anti-Predatory                  Category under Applicable
     State/Jurisdiction                    Lending Law/Effective Date               Anti-Predatory Lending Law
----------------------------------------------------------------------------------------------------------------

North Carolina                 Restrictions and Limitations on High Cost Home      High Cost Home Loan
                               Loans, N.C. Gen. Stat. SS.SS. 24-1.1E et seq.

                               Effective July 1, 2000; amended October 1,
                               2003 (adding open-end lines of credit)
----------------------------------------------------------------------------------------------------------------
Ohio                           H.B. 386 (codified in various sections of the       Covered Loan
                               Ohio Code), Ohio Rev. Code Ann. SS.SS. 1349.25 et
                               seq.

                               Effective May 24, 2002
----------------------------------------------------------------------------------------------------------------
Oklahoma                       Consumer Credit Code (codified in various           Subsection 10 Mortgage
                               sections of Title 14A)

                               Effective July 1, 2000; amended effective
                               January 1, 2004
----------------------------------------------------------------------------------------------------------------
South Carolina                 South Carolina High Cost and Consumer Home          High Cost Home Loan
                               Loans Act, S.C. Code Ann. SS.SS. 37-23-10 et seq.

                               Effective for loans taken on or after January 1,
                               2004
----------------------------------------------------------------------------------------------------------------
West Virginia                  West Virginia Residential Mortgage Lender,          West Virginia Mortgage Loan
                               Broker and Servicer Act, W. Va. Code Ann. SS.SS.    Act Loan
                               31-17-1 et seq.

                               Effective June 5, 2002
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STANDARD & POOR'S COVERED LOAN CATEGORIZATION

----------------------------------------------------------------------------------------------------------------
                                             Name of Anti-Predatory                  Category under Applicable
     State/Jurisdiction                    Lending Law/Effective Date               Anti-Predatory Lending Law
----------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 - Mar.   Georgia Fair Lending Act, Ga. Code Ann. SS.SS.      Covered Loan
6, 2003)                       7-6A-1 et seq.

                               Effective October 1, 2002 - March 6, 2003
----------------------------------------------------------------------------------------------------------------
New Jersey                     New Jersey Home Ownership Security Act of 2002,     Covered Home Loan
                               N.J. Rev. Stat. SS.SS. 46:10B-22 et seq.

                               Effective November 27, 2003 - July 5, 2004
----------------------------------------------------------------------------------------------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

----------------------------------------------------------------------------------------------------------------
                                             Name of Anti-Predatory                  Category under Applicable
     State/Jurisdiction                    Lending Law/Effective Date               Anti-Predatory Lending Law
----------------------------------------------------------------------------------------------------------------

Georgia (Oct. 1, 2002 - Mar.   Georgia Fair Lending Act, Ga. Code Ann. SS.SS.      Home Loan
6, 2003)                       7-6A-1 et seq.

                               Effective October 1, 2002 - March 6, 2003
----------------------------------------------------------------------------------------------------------------

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1

STANDARD & POOR'S HOME LOAN CATEGORIZATION

----------------------------------------------------------------------------------------------------------------
                                             Name of Anti-Predatory                  Category under Applicable
     State/Jurisdiction                    Lending Law/Effective Date               Anti-Predatory Lending Law
----------------------------------------------------------------------------------------------------------------

New Jersey                     New Jersey Home Ownership Security Act of 2002,     Home Loan
                               N.J. Rev. Stat. SS.SS. 46:10B-22 et seq.

                               Effective for Loans closed on or after
                               November 27, 2003
----------------------------------------------------------------------------------------------------------------
New Mexico                     Home Loan Protection Act, N.M. Rev. Stat. SS.SS.    Home Loan
                               58-21A-1 et seq.

                               Effective as of January 1, 2004; Revised as of
                               February 26, 2004
----------------------------------------------------------------------------------------------------------------
North Carolina                 Restrictions and Limitations on High Cost Home      Consumer Home Loan
                               Loans, N.C. Gen. Stat. SS.SS. 24-1.1E et seq.

                               Effective July 1, 2000; amended October 1,
                               2003 (adding open-end lines of credit)
----------------------------------------------------------------------------------------------------------------
South Carolina                 South Carolina High Cost and Consumer Home          Consumer Home Loan
                               Loans Act, S.C. Code Ann. SS.SS. 37-23-10 et seq.

                               Effective for loans taken on or after January
                               1, 2004
----------------------------------------------------------------------------------------------------------------

                                               Assignment & Assumption Agreement
                                                           RAAC Series 2006-SP 1